UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2013

CONAGRA FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One ConAgra Drive, Omaha, Nebraska	68102-5001
(Address of principal executive offices)	(Zip Code)

(402) 240-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 29, 2013, ConAgra Foods, Inc. (the “Company”) acquired Ralcorp Holdings, Inc. (“Ralcorp”), which is now a wholly-owned subsidiary of the Company. Pursuant to the Agreement and Plan of Merger dated as of November 26, 2012 (the “Merger Agreement”) among Ralcorp, ConAgra Foods, and Phoenix Acquisition Sub Inc., a wholly-owned subsidiary of ConAgra Foods, the Company agreed to acquire Ralcorp for $90.00 in cash per share of Ralcorp common stock. The closing of the transaction followed the approval of the acquisition by Ralcorp’s shareholders on January 29, 2013, and the receipt of all required regulatory approvals. The total amount of consideration paid in connection with the acquisition was approximately $5.07 billion ($4.75 billion, net of cash acquired) plus assumed liabilities. The Company funded the acquisition consideration with existing cash on hand, borrowings under a new $1.5 billion senior unsecured Term Loan Facility with Bank of America, N.A., as administrative agent and a lender JP Morgan Chase Bank, N.A. as syndication agent and a lender and the other financial institutions party thereto (the “Term Loan Facility”), and net proceeds from the issuance of new senior notes and common stock.

The following unaudited condensed consolidated financial statements and supplementary data of Ralcorp are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Condensed Consolidated Statements of Earnings for the three months ended December 31, 2012 and 2011;

•	Condensed Consolidated Statements of Comprehensive Income for the three months ended December 31, 2012 and 2011;

•	Condensed Consolidated Statements of Cash Flows for the three months ended December 31, 2012 and 2011; and

•	Notes to Condensed Consolidated Financial Statements.

The following unaudited pro forma condensed consolidated statement of operations combining the historical consolidated results of operations of the Company and its subsidiaries and Ralcorp and its subsidiaries, as an acquisition by the Company, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended May 26, 2013; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Ralcorp Holdings, Inc. Unaudited Condensed Consolidated Statements of Earnings, Condensed Consolidated Statements of Cash Flows, and Condensed Consolidated Statements of Comprehensive Income for the three months ended December 31, 2012 and 2011

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended May 26, 2013

99.3	Unaudited Pro Forma Computation of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2013

ConAgra Foods, Inc.

By:	/s/ JOHN F. GEHRING
John F. Gehring
Executive Vice President and Chief Financial Officer